(h)(3)(A)(i)

AMENDED SCHEDULE A

with respect to the

ALLOCATION AGREEMENT – FIDELITY BOND

VOYA ASIA PACIFIC HIGH	VOYA GLOBAL ADVANTAGE AND
DIVIDEND EQUITY INCOME FUND	PREMIUM OPPORTUNITY FUND
VOYA BALANCED PORTFOLIO, INC.	VOYA GLOBAL EQUITY DIVIDEND
Voya Balanced Portfolio	AND PREMIUM OPPORTUNITY
VOYA CORPORATE LEADERS®	FUND

TRUST FUND	VOYA GOVERNMENT MONEY
Voya Corporate Leaders® Trust Fund Series	MARKET PORTFOLIO
B	VOYA INFRASTRUCTURE,

VOYA EMERGING MARKETS HIGH	INDUSTRIALS AND MATERIALS
DIVIDEND EQUITY FUND	FUND
VOYA EQUITY TRUST	VOYA INTERMEDIATE BOND
Voya Corporate Leaders® 100 Fund	PORTFOLIO
Voya Global Multi-Asset Fund	VOYA INTERNATIONAL HIGH
Voya Large-Cap Growth Fund
Voya Large Cap Value Fund	DIVIDEND EQUITY INCOME FUND
Voya Mid Cap Research Enhanced Index	VOYA INVESTORS TRUST
Fund
Voya MidCap Opportunities Fund	Voya Balanced Income Portfolio
Voya Multi-Manager Mid Cap Value Fund	Voya Global Perspectives® Portfolio
Voya SmallCap Opportunities Fund	Voya Government Liquid Assets Portfolio1
Voya Small Company Fund	Voya High Yield Portfolio1
Voya U.S. High Dividend Low Volatility	Voya Large Cap Growth Portfolio
Fund	Voya Large Cap Value Portfolio
VOYA FUNDS TRUST	Voya Limited Maturity Bond Portfolio1
Voya Retirement Conservative Portfolio
Voya Floating Rate Fund	Voya Retirement Growth Portfolio
Voya GNMA Income Fund	Voya Retirement Moderate Growth
Voya Government Money Market Fund	Portfolio
Voya High Yield Bond Fund	Voya Retirement Moderate Portfolio
Voya Intermediate Bond Fund	Voya U.S. Stock Index Portfolio1
Voya Short Term Bond Fund	VY® BlackRock Inflation Protected Bond
Voya Strategic Income Opportunities Fund	Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under this Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

(h)(3)(A)(i)
VOYA INVESTORS TRUST (continued)	VOYA PARTNERS, INC.
VY® Clarion Global Real Estate Portfolio	Voya Global Bond Portfolio
VY® Clarion Real Estate Portfolio	Voya Index Solution 2020 Portfolio
VY® Invesco Growth and Income Portfolio1	Voya Index Solution 2025 Portfolio
VY® JPMorgan Emerging Markets Equity	Voya Index Solution 2030 Portfolio
Portfolio1	Voya Index Solution 2035 Portfolio
VY® JPMorgan Small Cap Core Equity	Voya Index Solution 2040 Portfolio
Portfolio1	Voya Index Solution 2045 Portfolio
VY Morgan Stanley Global Franchise	Voya Index Solution 2050 Portfolio
Portfolio1	Voya Index Solution 2055 Portfolio
VY® T. Rowe Price Capital Appreciation	Voya Index Solution 2060 Portfolio
Portfolio1	Voya Index Solution Income Portfolio
VY® T. Rowe Price Equity Income	Voya International High Dividend Low
Portfolio1	Volatility Portfolio
VY® T. Rowe Price International Stock	Voya Solution 2020 Portfolio
Portfolio	Voya Solution 2025 Portfolio
VOYA MUTUAL FUNDS	Voya Solution 2030 Portfolio
Voya Solution 2035 Portfolio
Voya Diversified Emerging Markets Debt	Voya Solution 2040 Portfolio
Fund	Voya Solution 2045 Portfolio
Voya Global Bond Fund	Voya Solution 2050 Portfolio
Voya Global Diversified Payment Fund	Voya Solution 2055 Portfolio
Voya Global Equity Dividend Fund	Voya Solution 2060 Portfolio
Voya Global High Dividend Low Volatility	Voya Solution Aggressive Portfolio
Fund	Voya Solution Balanced Portfolio
Voya Global Perspectives® Fund	Voya Solution Conservative Portfolio
Voya International High Dividend Low	Voya Solution Income Portfolio
Volatility Fund	Voya Solution Moderately Aggressive
Voya Multi-Manager Emerging Markets	Portfolio
Equity Fund	Voya Solution Moderately Conservative
Voya Multi-Manager International Equity	Portfolio
Fund	VY® American Century Small-Mid Cap
Voya Multi-Manager International Factors	Value Portfolio
Fund	VY® Baron Growth Portfolio
Voya Multi-Manager International Small	VY® Columbia Contrarian Core Portfolio
Cap Fund	VY® Columbia Small Cap Value II Portfolio
Voya Russia Fund	VY® Invesco Comstock Portfolio
VY® Invesco Equity and Income Portfolio
VOYA NATURAL RESOURCES	VY® Invesco Oppenheimer Global Portfolio
EQUITY INCOME FUND	VY® JPMorgan Mid Cap Value Portfolio
VY® T. Rowe Price Diversified Mid Cap
________________________	Growth Portfolio
VY® T. Rowe Price Growth Equity Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under this Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

(h)(3)(A)(i)
VOYA PRIME RATE TRUST	VOYA VARIABLE FUNDS
VOYA SENIOR INCOME FUND	Voya Growth and Income Portfolio
VOYA VARIABLE INSURANCE

VOYA SEPARATE PORTFOLIOS	TRUST
TRUST	VY® BrandywineGLOBAL – Bond
Voya Emerging Markets Corporate Debt	Portfolio
Fund	VOYA VARIABLE PORTFOLIOS, INC.
Voya Emerging Markets Hard Currency
Debt Fund	Voya Emerging Markets Index Portfolio
Voya Emerging Markets Local Currency	Voya Euro STOXX 50® Index Portfolio
Debt Fund	Voya FTSE 100 Index® Portfolio
Voya Investment Grade Credit Fund	Voya Global Equity Portfolio
Voya Securitized Credit Fund	Voya Hang Seng Index Portfolio
Voya Target In-Retirement Fund	Voya Index Plus LargeCap Portfolio
Voya Target Retirement 2020 Fund	Voya Index Plus MidCap Portfolio
Voya Target Retirement 2025 Fund	Voya Index Plus SmallCap Portfolio
Voya Target Retirement 2030 Fund	Voya International Index Portfolio
Voya Target Retirement 2035 Fund	Voya Japan TOPIX Index® Portfolio
Voya Target Retirement 2040 Fund	Voya Russell™ Large Cap Growth Index
Voya Target Retirement 2045 Fund	Portfolio
Voya Target Retirement 2050 Fund	Voya Russell™ Large Cap Index Portfolio
Voya Target Retirement 2055 Fund	Voya Russell™ Large Cap Value Index
Voya Target Retirement 2060 Fund	Portfolio
VOYA STRATEGIC ALLOCATION	Voya Russell™ Mid Cap Growth Index
Portfolio
PORTFOLIOS, INC.	Voya Russell™ Mid Cap Index Portfolio
Voya Strategic Allocation Conservative	Voya Russell™ Small Cap Index Portfolio
Portfolio	Voya Small Company Portfolio
Voya Strategic Allocation Growth Portfolio	Voya U.S. Bond Index Portfolio
Voya Strategic Allocation Moderate	VOYA VARIABLE PRODUCTS TRUST
Portfolio
Voya MidCap Opportunities Portfolio
Voya SmallCap Opportunities Portfolio

3